UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4260
                                   ------------


                       AXP GOVERNMENT INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:   11/30
                         --------------

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
SHORT DURATION U.S. GOVERNMENT FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND (FORMERLY AXP(R) SHORT DURATION U.S. GOVERNMENT FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME AND SAFETY OF PRINCIPAL CONSISTENT WITH INVESTMENT IN U.S. GOVERNMENT AND GOVERNMENT AGENCY SECURITIES.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  6
Investments in Securities                                                     10
Financial Statements                                                          16
Notes to Financial Statements                                                 19
Fund Expenses Example                                                         32
Approval of Investment Management Services Agreement                          34
Proxy Voting                                                                  38

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS*        SINCE    YEARS IN INDUSTRY
Jamie Jackson              6/03           17
Scott Kirby                6/01           19

* The Fund is managed by a team of portfolio managers led by Jamie Jackson and Scott Kirby.

FUND OBJECTIVE

For investors seeking a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

Inception dates by class
A: 8/19/85        B: 3/20/95       C: 6/26/00       I: 3/4/04         Y: 3/20/95

Ticker symbols by class
A: IFINX          B: ISHOX         C: AXFCX         I: AGMIX          Y: IDFYX

Total net assets             $1.297 billion

Number of holdings                      188

Weighted average life(1)          3.2 years

Effective duration(2)             2.2 years

Weighted average bond rating(3)         AAA

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

SECTOR COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

Mortgage-Backed                           46.2%
U.S. Government Obligations & Agencies    44.7%
Short-Term Securities*                     8.1%
Commercial Mortgage-Backed                 0.9%
Asset-Backed                               0.1%

* Of the 8.1%, 7.7% is due to security lending activity and 0.4% is the Fund's cash equivalent position.

CREDIT QUALITY SUMMARY

PERCENTAGE OF BOND PORTFOLIO ASSETS

AAA bonds                               100.0%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Shares of the Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are subject to change.

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3 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE COMPARISON
FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource Short Duration U.S. Government Fund
  Class A (excluding sales charge)                              +0.22%
Lehman Brothers 1-3 Year
  Government Index(1) (unmanaged)                               +0.58%
Lipper Short U.S. Government Funds Index(2)                     +0.51%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
    2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At Nov. 30, 2005 by class
A: 3.78%   B: 3.22%   C: 3.23%   I: 4.28%    Y: 4.15%

At Dec. 30, 2005* by class
A: 3.34%   B: 2.77%   C: 2.76%   I: 3.81%    Y: 3.69%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

* The last business day of the period.

STYLE MATRIX

                  DURATION
          SHORT     INT.    LONG
QUALITY
HIGH      X
MEDIUM
LOW

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

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4 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A          CLASS B              CLASS C             CLASS I         CLASS Y
                         (8/19/85)        (3/20/95)            (6/26/00)            (3/4/04)       (3/20/95)
                                                  AFTER              AFTER
(INCEPTION DATES)     NAV(1)   POP(2)   NAV(1)   CDSC(3)    NAV(1)   CDSC(4)         NAV(5)          NAV(6)
AT NOV. 30, 2005

6 months*             +0.22%   -4.54%   -0.15%    -5.08%     -0.15%   -1.13%        +0.59%           +0.33%
1 year                +1.28%   -3.53%   +0.53%    -4.40%     +0.53%   -0.45%        +1.63%           +1.47%
3 years               +1.29%   -0.34%   +0.53%    -0.76%     +0.53%   +0.53%          N/A            +1.47%
5 years               +3.29%   +2.29%   +2.56%    +2.20%     +2.52%   +2.52%          N/A            +3.46%
10 years              +4.26%   +3.75%   +3.46%    +3.46%       N/A      N/A           N/A            +4.41%
Since inception       +6.29%   +6.03%   +4.04%    +4.04%     +3.12%   +3.12%        +1.01%           +4.99%

AT DEC. 31, 2005

6 months*             +0.45%   -4.33%   +0.07%    -4.86%     +0.07%   -0.91%        +0.82%           +0.55%
1 year                +1.33%   -3.48%   +0.58%    -4.35%     +0.58%   -0.40%        +1.69%           +1.52%
3 years               +1.06%   -0.57%   +0.31%    -0.98%     +0.31%   +0.31%          N/A            +1.24%
5 years               +3.14%   +2.15%   +2.37%    +2.01%     +2.37%   +2.37%          N/A            +3.32%
10 years              +4.17%   +3.67%   +3.39%    +3.39%       N/A      N/A           N/A            +4.32%
Since inception       +6.28%   +6.03%   +4.04%    +4.04%     +3.13%   +3.13%        +1.20%           +4.99%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 4.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
 *  NOT ANNUALIZED.

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5 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, THE FUND'S PORTFOLIO MANAGERS JAMIE JACKSON AND SCOTT KIRBY DISCUSS THE FUND'S POSITIONING AND RESULTS FOR THE SEMIANNUAL PERIOD ENDED NOV. 30, 2005.

Q: HOW DID RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND PERFORM FOR THE FIRST
   HALF OF THE FISCAL YEAR?

A: RiverSource Short Duration U.S. Government Fund's Class A shares (excluding sales charge) rose 0.22% for the six months ended Nov. 30, 2005. The Fund underperformed the Lehman Brothers 1-3 Year Government Index (Lehman Index), which gained 0.58%. The Fund also underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which rose 0.51% over the same time frame.

   To help keep the Fund competitive with its peers, RiverSource Investments, LLC and its affiliates implemented a new expense cap on June 1, 2005, reducing the maximum level of expenses borne by Class A shareholders from 0.93% of net assets per fiscal year to a maximum 0.89% of net assets per year.

Q: WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE
   SEMIANNUAL PERIOD?

A: Overall, the fixed income market struggled during the six months, as U.S.
   Treasury rates followed a volatile path in a generally upward direction. The major exception to the trend toward higher rates was the short-lived rally in the immediate aftermath of Hurricane Katrina. However, despite the wrenching personal catastrophe, fears of a dramatic economic slowdown in response to the damage did not materialize. The Federal Reserve Board (the Fed) raised interest rates a total of four times during the semiannual period, bringing the targeted federal funds rate to 4.00% by the end of November. The market began to price in continued hikes by the Fed into 2006. Thus, returns on the Fund and its benchmarks were positive but modest.

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6 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- THE FUND BENEFITED DURING THE PERIOD FROM ITS COMPARATIVELY SHORT DURATION POSITIONING.

   The Fund benefited during the period from its comparatively short duration positioning, as rates rose materially. Duration is a measure of the Fund's sensitivity to changes in interest rates. Further supporting the Fund's returns was its modest exposure to agency securities, as this sector underperformed U.S. Treasuries during the period. Effective issue selection within the Fund's allocation to mortgage-backed securities also helped -- in particular, premium-coupon securities, adjustable-rate mortgages (ARMs) and well-structured collateralized mortgage obligations (CMOs). Higher coupon bonds significantly outperformed lower coupon bonds during the period, and mortgage investors favored ARMs and CMOs for their defensive characteristics. The Fund's exposure to AAA-rated commercial mortgage-backed securities had a rather neutral effect on results relative to the Lehman Index for the six-month period.

   Despite good issue selection within the sector, the Fund's sizable allocation to mortgage-backed securities overall detracted from its results relative to the Lehman Index. Mortgage-backed securities generally underperformed both U.S. Treasuries and agencies during the period, due to higher interest rates, slightly higher volatility and a general lack of demand on the part of investors.

   The Fund lagged its Lipper peer group due to its comparatively defensive positioning, generally maintaining a more conservative risk profile than many of its peers.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

I. WE INTEND TO POSITION THE FUND FOR ONGOING U.S. ECONOMIC RECOVERY AND STILL HIGHER INTEREST RATES, AS THESE THEMES ARE LIKELY TO CONTINUE TO WEIGH ON THE FIXED INCOME MARKETS INTO THE NEW YEAR.

Q: WHAT CHANGES DID YOU MAKE TO THE FUND AND HOW IS IT CURRENTLY POSITIONED?

A: While we kept a rather defensive positioning throughout the semiannual period, we extended duration a bit as rates rose significantly during the six months. Also, as the yield curve flattened dramatically, we removed some of the Fund's yield curve flattening bias and reduced the portfolio's sensitivity to changes in interest rates.

   In reaction to the underperformance of mortgage-backed securities, we modestly added to the Fund's allocation to this sector. We had started to see better value in these securities, and we believed they looked increasingly attractive.

Q: HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: We intend to position the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets into the new year. We believe the Fed will likely continue its gradualist approach, continuing to raise targeted federal funds rate.

   Based on this view, we continue to maintain the Fund's comparatively defensive positioning for the near term. We believe fixed income yields will move materially higher in the months ahead. As for yield curve positioning, or the way a Fund is positioned to respond to changes in short-term vs. long-term interest rates, we are currently maintaining only a modest flattening

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8 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

   bias. We believe the yield curve has already flattened to near fair value and the move to higher yields across short-term and long-term maturities going forward may be more parallel in nature. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and attractive structural attributes.

   We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

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9 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND

NOV. 30, 2005 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (102.1%)

                                                         COUPON             PRINCIPAL
ISSUER                                                    RATE                AMOUNT                    VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (49.6%)
Federal Farm Credit Bank
   07-17-06                                               2.13%           $ 15,100,000              $ 14,878,332
   10-02-06                                               2.38              14,600,000                14,331,272
   10-10-08                                               4.25               6,015,000                 5,945,106
Federal Home Loan Bank
   05-15-06                                               3.00              25,570,000                25,408,756
   09-15-06                                               3.50              30,000,000                29,732,040
   10-19-07                                               4.13              35,000,000                34,635,020
   04-18-08                                               4.13              22,660,000                22,366,122
   11-21-08                                               4.63               6,500,000                 6,481,189
Federal Home Loan Mtge Corp
   09-15-06                                               3.63              34,500,000                34,232,694
   01-30-07                                               3.00              10,950,000                10,714,137
   10-15-08                                               5.13              11,385,000                11,503,814
Federal Natl Mtge Assn
   02-15-06                                               5.50              15,500,000                15,536,658
   02-28-06                                               2.25               6,770,000                 6,736,841
   03-02-07                                               3.00              16,000,000                15,673,584
   10-15-08                                               4.50              22,165,000                22,028,419
U.S. Treasury
   11-30-06                                               2.88               3,000,000                 2,954,064
   02-28-07                                               3.38              36,600,000                36,125,335
   06-30-07                                               3.63             119,109,000(b)            117,680,644
   11-30-07                                               4.25              48,045,000                47,891,112
   02-15-08                                               3.38             105,195,000(l)            102,910,269
   10-15-08                                               3.13              15,810,000                15,266,531
   05-15-15                                               4.13               5,685,000(b),(l)          5,503,791
   08-15-23                                               6.25               6,855,000                 8,021,152
   02-15-26                                               6.00              18,285,000                21,077,028
U.S. Treasury Inflation-Indexed Bond
   01-15-15                                               1.63              16,948,125(o)             16,247,621
                                                                                                    ------------
Total                                                                                                643,881,531
----------------------------------------------------------------------------------------------------------------

ASSET-BACKED (0.1%)
Centex Home Equity
  Series 2001-A Cl A4 (MBIA)
   07-25-29                                               6.47                 415,920(m)                414,538
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29                                               5.86                 776,583(m)                773,772
                                                                                                    ------------
Total                                                                                                  1,188,310
----------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.1%)(f)
Federal Natl Mtge Assn #360800
   01-01-09                                               5.74%           $  3,168,483              $  3,223,152
Federal Natl Mtge Assn #381990
   10-01-09                                               7.11               4,240,677                 4,527,222
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A2
   08-15-29                                               4.19               6,165,000                 6,007,238
                                                                                                    ------------
Total                                                                                                 13,757,612
----------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED (51.3%)(f),(g)
Bear Stearns Alternative Trust
  Series 2005-5 Cl 1A1
   07-25-35                                               4.41               6,777,923(n)              6,786,327
Countrywide Alternative Loan Trust
  Series 2005-6CB Cl 1A1
   04-25-35                                               7.50               2,432,687                 2,515,129
Countrywide Home Loans
  Series 2005-R2 Cl 2A1
   06-25-35                                               7.00               7,806,597(d)              8,035,339
CS First Boston Mtge Securities
  Series 2005-10 4A1
   11-25-35                                               6.50               4,967,964                 5,048,693
CS First Boston Mtge Securities
  Series 2005-8 7A1
   09-25-35                                               7.00               6,577,766                 6,726,267
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   06-15-16                                               7.00              10,942,784                11,339,470
   12-15-28                                               5.50               2,500,000                 2,510,288
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
   12-15-12                                              12.70               8,745,173(i)                400,141
   02-15-14                                              17.16               8,763,107(i)                495,466
   01-01-20                                              15.51                  14,977(i)                  3,316
   03-15-25                                              11.74              10,152,758(i)                799,960
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only/Inverse Floater
   11-15-19                                              20.00               9,610,985(h),(i)            780,739
   03-15-32                                              16.30               2,494,748(h),(i)            218,370

See accompanying notes to investments in securities.

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10 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

                                                         COUPON             PRINCIPAL
ISSUER                                                    RATE                AMOUNT                    VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #782436
   10-01-34                                               5.01%            $ 5,383,087(k)            $ 5,330,925
Federal Home Loan Mtge Corp #A18107
   01-01-34                                               5.50               4,080,000                 4,028,311
Federal Home Loan Mtge Corp #B16408
   09-01-19                                               5.50               1,737,781                 1,745,800
Federal Home Loan Mtge Corp #B16409
   09-01-19                                               5.50               2,408,477                 2,419,591
Federal Home Loan Mtge Corp #C00351
   07-01-24                                               8.00                 402,254                   429,699
Federal Home Loan Mtge Corp #C00385
   01-01-25                                               9.00                 614,868                   674,961
Federal Home Loan Mtge Corp #C80329
   08-01-25                                               8.00                 128,551                   137,236
Federal Home Loan Mtge Corp #D54959
   07-01-24                                               8.00                  73,171                    78,163
Federal Home Loan Mtge Corp #E00398
   10-01-10                                               7.00                 831,620                   860,537
Federal Home Loan Mtge Corp #E81240
   06-01-15                                               7.50               6,638,499                 7,056,849
Federal Home Loan Mtge Corp #E90650
   07-01-12                                               5.50                 435,624                   438,194
Federal Home Loan Mtge Corp #E92454
   11-01-17                                               5.00               4,584,102                 4,527,021
Federal Home Loan Mtge Corp #E93465
   11-01-17                                               5.50               8,320,719                 8,365,832
Federal Home Loan Mtge Corp #E95379
   02-01-13                                               5.00               3,124,181                 3,096,312
Federal Home Loan Mtge Corp #E95668
   04-01-13                                               5.00                 595,204                   589,809
Federal Home Loan Mtge Corp #E95691
   05-01-13                                               4.50                 535,784                   524,088
Federal Home Loan Mtge Corp #E95845
   04-01-13                                               4.50                 810,132                   791,736
Federal Home Loan Mtge Corp #E95968
   04-01-13                                               4.50               1,023,009                   999,762
Federal Home Loan Mtge Corp #E95972
   04-01-13                                               5.00               2,418,938                 2,396,722
Federal Home Loan Mtge Corp #E96172
   05-01-13                                               4.50               5,415,850                 5,292,959
Federal Home Loan Mtge Corp #E96236
   05-01-13                                               4.50               6,475,431                 6,328,340
Federal Home Loan Mtge Corp #E96351
   05-01-13                                               4.50               5,966,537                 5,832,005
Federal Home Loan Mtge Corp #G00363
   06-01-25                                               8.00                 513,881                   548,599
Federal Home Loan Mtge Corp #G00501
   05-01-26                                               9.00                 970,389                 1,063,386
Federal Home Loan Mtge Corp #G10669
   03-01-12                                               7.50%            $ 3,564,004               $ 3,768,891
Federal Home Loan Mtge Corp #G11243
   04-01-17                                               6.50              21,817,577                22,529,741
Federal Home Loan Mtge Corp #M30074
   09-01-09                                               6.50                 280,254                   289,307
Federal Natl Mtge Assn
   01-01-35                                               5.00              13,000,000(e)             12,492,194
   12-01-35                                               6.50              16,600,000(e)             16,994,250
   01-01-36                                               6.00              10,000,000(e)             10,037,500
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
   07-25-23                                               5.50              19,093,897                19,174,701
   12-25-26                                               8.00               3,346,377                 3,554,814
   06-25-33                                               6.01               1,120,659(k)              1,130,403
   04-25-34                                               5.50               4,545,117                 4,560,756
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
   12-25-12                                              20.00               6,826,668(i)                296,918
   11-25-13                                              10.08              10,950,000(i)                762,649
   08-01-18                                               3.08                   7,936(i)                  2,258
   01-15-20                                              20.00                 306,047(i)                 61,713
   07-25-22                                              20.00                 961,158(i)                162,263
   03-25-23                                               8.45               2,488,926(i)                463,990
   12-25-31                                              10.31               3,077,240(i)                520,128
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only/Inverse Floater
   02-25-32                                              19.23               4,741,418(h),(i)            424,388
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Principal Only
   06-25-21                                               2.44                  45,989(j)                 42,324
Federal Natl Mtge Assn #124528
   10-01-07                                               7.50                 270,836                   276,129
Federal Natl Mtge Assn #125032
   11-01-21                                               8.00                 209,768                   223,655
Federal Natl Mtge Assn #190129
   11-01-23                                               6.00               1,485,973                 1,497,692
Federal Natl Mtge Assn #190764
   09-01-07                                               8.50                  48,590                    48,737
Federal Natl Mtge Assn #190785
   05-01-09                                               7.50               1,047,719                 1,068,197
Federal Natl Mtge Assn #190988
   06-01-24                                               9.00                 475,427                   511,709
Federal Natl Mtge Assn #252061
   10-01-13                                               6.00               2,149,935                 2,196,446

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

                                                         COUPON             PRINCIPAL
ISSUER                                                    RATE                AMOUNT                    VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #254384
   06-01-17                                               7.00%            $   624,606               $   649,629
Federal Natl Mtge Assn #254454
   08-01-17                                               7.00               1,202,422                 1,250,594
Federal Natl Mtge Assn #254723
   05-01-23                                               5.50              13,075,942                13,005,322
Federal Natl Mtge Assn #254748
   04-01-13                                               5.50              11,383,085                11,447,559
Federal Natl Mtge Assn #254757
   05-01-13                                               5.00              14,921,099                14,762,973
Federal Natl Mtge Assn #254774
   05-01-13                                               5.50               3,602,454                 3,619,998
Federal Natl Mtge Assn #254864
   08-01-13                                               4.50               7,507,359                 7,324,487
Federal Natl Mtge Assn #255501
   09-01-14                                               6.00               1,606,292                 1,642,738
Federal Natl Mtge Assn #303885
   05-01-26                                               7.50                 720,412                   758,378
Federal Natl Mtge Assn #313007
   07-01-11                                               7.50                 582,766                   608,483
Federal Natl Mtge Assn #313428
   12-01-08                                               7.50                 443,005                   451,663
Federal Natl Mtge Assn #336512
   02-01-26                                               6.00                  67,939                    68,516
Federal Natl Mtge Assn #357485
   02-01-34                                               5.50              17,890,223                17,663,340
Federal Natl Mtge Assn #407327
   01-01-14                                               5.50                 732,720                   738,077
Federal Natl Mtge Assn #427088
   05-01-13                                               6.00                 718,429                   733,971
Federal Natl Mtge Assn #452377
   01-01-14                                               6.00                 380,303                   388,530
Federal Natl Mtge Assn #456374
   12-01-13                                               5.50               1,440,639                 1,451,172
Federal Natl Mtge Assn #483013
   03-01-14                                               6.00                 867,500                   886,268
Federal Natl Mtge Assn #508402
   08-01-14                                               6.50                 401,387                   413,951
Federal Natl Mtge Assn #545818
   07-01-17                                               6.00              23,428,338                23,997,561
Federal Natl Mtge Assn #545864
   08-01-17                                               5.50              17,742,164                17,868,938
Federal Natl Mtge Assn #545910
   08-01-17                                               6.00               3,495,440                 3,580,364
Federal Natl Mtge Assn #555063
   11-01-17                                               5.50              12,604,818                12,686,778
Federal Natl Mtge Assn #555343
   08-01-17                                               6.00               6,194,035                 6,328,897
Federal Natl Mtge Assn #555367
   03-01-33                                               6.00%            $14,697,058               $14,795,856
Federal Natl Mtge Assn #579485
   04-01-31                                               6.50               3,279,568                 3,377,484
Federal Natl Mtge Assn #593829
   12-01-28                                               7.00               2,138,178                 2,238,777
Federal Natl Mtge Assn #601416
   11-01-31                                               6.50               1,327,744                 1,371,749
Federal Natl Mtge Assn #630993
   09-01-31                                               7.50               2,822,063                 2,969,273
Federal Natl Mtge Assn #648040
   06-01-32                                               6.50               3,287,230                 3,370,840
Federal Natl Mtge Assn #648349
   06-01-17                                               6.00              11,669,658                11,953,176
Federal Natl Mtge Assn #650501
   06-01-17                                               6.50               2,580,795                 2,660,627
Federal Natl Mtge Assn #651284
   07-01-17                                               6.00               2,392,423                 2,450,551
Federal Natl Mtge Assn #654670
   08-01-17                                               6.00                 752,516                   770,784
Federal Natl Mtge Assn #662866
   11-01-17                                               6.00               1,398,404                 1,442,857
Federal Natl Mtge Assn #664151
   09-01-17                                               6.00                 261,159                   266,845
Federal Natl Mtge Assn #665752
   09-01-32                                               6.50               1,842,824                 1,889,696
Federal Natl Mtge Assn #670782
   11-01-12                                               5.00                 692,664                   685,414
Federal Natl Mtge Assn #670830
   12-01-12                                               5.00                 988,874                   982,646
Federal Natl Mtge Assn #671415
   01-01-10                                               5.00                 550,086                   548,037
Federal Natl Mtge Assn #678938
   02-01-18                                               5.50               3,668,101                 3,692,474
Federal Natl Mtge Assn #678940
   02-01-18                                               5.50               3,307,483                 3,328,439
Federal Natl Mtge Assn #678944
   01-01-18                                               5.50               1,606,104                 1,616,904
Federal Natl Mtge Assn #686227
   02-01-18                                               5.50               4,801,451                 4,832,324
Federal Natl Mtge Assn #695838
   04-01-18                                               5.50               6,042,283                 6,080,630
Federal Natl Mtge Assn #696154
   04-01-33                                               4.57               8,473,911(k)              8,354,939
Federal Natl Mtge Assn #696837
   04-01-18                                               5.50               4,875,743                 4,907,236
Federal Natl Mtge Assn #703440
   05-01-18                                               5.50               1,129,828                 1,136,111

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

                                                         COUPON             PRINCIPAL
ISSUER                                                    RATE                AMOUNT                    VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #704610
   06-01-33                                               5.50%            $15,249,291            $   15,055,901
Federal Natl Mtge Assn #705114
   05-01-33                                               4.60               7,485,091(k)              7,385,955
Federal Natl Mtge Assn #709527
   06-01-18                                               5.50                 755,103                   759,643
Federal Natl Mtge Assn #712602
   06-01-13                                               5.00               2,290,099                 2,265,822
Federal Natl Mtge Assn #722325
   07-01-33                                               4.97               6,200,690(k)              6,112,942
Federal Natl Mtge Assn #722589
   08-01-33                                               3.20                 854,185(k)                867,317
Federal Natl Mtge Assn #725232
   03-01-34                                               5.00              12,925,998                12,480,798
Federal Natl Mtge Assn #725425
   04-01-34                                               5.50              13,121,168                12,954,766
Federal Natl Mtge Assn #725431
   08-01-15                                               5.50              15,047,741                15,157,759
Federal Natl Mtge Assn #725737
   08-01-34                                               4.53               4,905,823(k)              4,876,094
Federal Natl Mtge Assn #730632
   08-01-33                                               4.13               2,858,466(k)              2,793,254
Federal Natl Mtge Assn #739243
   09-01-33                                               6.00               4,272,834                 4,298,610
Federal Natl Mtge Assn #739331
   09-01-33                                               6.00               2,208,072                 2,221,392
Federal Natl Mtge Assn #743524
   11-01-33                                               5.00               4,107,159                 3,965,700
Federal Natl Mtge Assn #753508
   11-01-33                                               5.00               4,401,793                 4,250,185
Federal Natl Mtge Assn #790382
   09-01-34                                               4.86               5,922,077(k)              5,925,270
Federal Natl Mtge Assn #791447
   10-01-34                                               6.00               7,304,615                 7,349,583
Federal Natl Mtge Assn #797042
   06-01-34                                               5.50               3,403,496                 3,356,100
Federal Natl Mtge Assn #797046
   07-01-34                                               5.50               4,151,706                 4,093,890
Federal Natl Mtge Assn #797048
   06-01-34                                               5.50               1,505,775                 1,484,806
Federal Natl Mtge Assn #797168
   02-01-35                                               4.64               7,543,297(k)              7,484,773
Federal Natl Mtge Assn #799769
   11-01-34                                               5.07               5,809,515(k)              5,771,404
Federal Natl Mtge Assn #801344
   10-01-34                                               5.07               6,383,959(k)              6,319,289
Federal Natl Mtge Assn #815463
   02-01-35                                               5.50               3,619,498                 3,569,093
Federal Natl Mtge Assn #832641
   09-01-35                                               6.00%            $ 9,169,466            $    9,226,182
Federal Natl Mtge Assn #836561
   10-01-35                                               6.00               6,111,354                 6,149,155
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34                                               5.41               3,380,637(n)              3,407,344
GMAC Mtge Corporation Loan Trust
  Series 2004-AR2 Cl 3A
   08-19-34                                               4.41               6,040,851(k)              5,902,941
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
   03-20-29                                               7.17               5,364,461(i)                430,462
Govt Natl Mtge Assn #615740
   08-15-13                                               6.00               1,513,265                 1,552,871
Govt Natl Mtge Assn #781507
   09-15-14                                               6.00               7,497,150                 7,693,528
GSR Mtge Loan Trust
  Series 2005-AR2 Cl 2A1
   04-25-35                                               4.87               5,257,965(k)              5,197,183
Harborview Mtge Loan Trust
  Series 2004-4 Cl 3A
   06-19-34                                               2.98               7,120,999(k)              6,967,557
Morgan Stanley Mtge Loan Trust
  Series 2004-10AR Cl 2A1
   11-25-34                                               5.14               2,888,600(k)              2,896,313
Structured Asset Securities
  Series 2004-12H Cl 2A
   04-25-34                                               5.53               5,239,283(k)              5,249,921
Washington Mutual
  Series 2002-AR15 Cl A5
   12-25-32                                               4.38               5,536,490(k)              5,459,125
Washington Mutual
  Series 2005-AR3 Cl A2
   03-25-35                                               4.65               7,872,984(k)              7,730,562
Wells Fargo Mtge Backed Securities Trust
  Series 2005-10 Cl A1
   10-25-35                                               5.00               6,970,209                 6,689,226
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35                                               5.50               5,697,397                 5,574,550
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR2 Cl 2A2
   03-25-35                                               4.56               4,189,270(k)              4,107,202
                                                                                                  --------------
Total                                                                                                665,394,419
----------------------------------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,341,568,637)                                                                            $1,324,221,872
----------------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

SHORT-TERM SECURITIES (9.0%)(c)

                                                        EFFECTIVE           PRINCIPAL
ISSUER                                                    YIELD               AMOUNT                    VALUE(a)
COMMERCIAL PAPER
Amsterdam Funding
   12-29-05                                               4.14%            $20,000,000(p)         $   19,933,461
Bryant Park Funding LLC
   12-08-05                                               4.03              30,000,000(p)             29,973,132
Dakota Notes
   12-02-05                                               4.03               5,000,000(p)              4,998,881
Park Granada LLC
   12-01-05                                               4.07              15,600,000(p)             15,598,236
   12-12-05                                               4.07              15,000,000(p)             14,979,701
   12-13-05                                               4.06              10,000,000(p)              9,985,375
   12-29-05                                               4.19              21,100,000(p)             21,028,952
----------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $116,510,981)                                                                              $  116,497,738
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,458,079,618)(q)                                                                         $1,440,719,610
================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Nov. 30, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(c) Cash collateral received from security lending activity is invested in short-term securities and represents 8.6% of net assets. See Note 6 to the financial statements. 0.4% of net assets is the Fund's cash equivalent position.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $8,035,339 or 0.6% of net assets.

(e) At Nov. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $39,668,599

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Nov. 30, 2005:

                                PRINCIPAL         SETTLEMENT           PROCEEDS
    SECURITY                     AMOUNT              DATE             RECEIVABLE             VALUE
    ----------------------------------------------------------------------------------------------
    Federal Natl Mtge Assn
      12-01-20 5.50%          $39,000,000          12-15-05          $39,036,562       $39,158,418
      12-01-35 5.50            30,000,000          12-13-05           29,400,938        29,540,640

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Nov. 30, 2005. At Nov. 30, 2005, the value of inverse floaters represented 0.1% of net assets.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Nov. 30, 2005.

(j) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Nov. 30, 2005.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

    TYPE OF SECURITY                                                         NOTIONAL AMOUNT
    ----------------------------------------------------------------------------------------
    PURCHASE CONTRACTS
    U.S. Treasury Note, March 2006, 2-year                                    $106,000,000
    U.S. Long Bond, March 2006, 20-year                                          8,600,000
    SALE CONTRACTS
    U.S. Treasury Note, Dec. 2005, 5-year                                       51,000,000
    U.S. Treasury Note, Dec. 2005, 10-year                                      12,100,000
    U.S. Treasury Note, March 2006, 5-year                                         300,000
    U.S. Treasury Note, March 2006, 10-year                                      8,300,000

(m) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:
    AMBAC --  Ambac Assurance Corporation
    MBIA  --  MBIA Insurance Corporation

(n) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(o) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(p) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $116,497,738 or 9.0% of net assets.

(q) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $1,458,080,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                   $  2,374,000
    Unrealized depreciation                                                    (19,734,000)
    ---------------------------------------------------------------------------------------
    Net unrealized depreciation                                               $(17,360,000)
    ---------------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $1,458,079,618)                                                             $1,440,719,610
Cash in bank on demand deposit                                                                          37,593
Capital shares receivable                                                                              245,760
Accrued interest receivable                                                                          8,683,304
Receivable for investment securities Sold                                                           91,481,184
--------------------------------------------------------------------------------------------------------------
Total assets                                                                                     1,541,167,451
--------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                                      182,031
Capital shares payable                                                                                 309,298
Payable for investment securities purchased                                                         62,245,330
Payable upon return of securities loaned (Note 6)                                                  111,435,750
Accrued investment management services fee                                                              18,270
Accrued distribution fee                                                                               289,475
Accrued service fee                                                                                         55
Accrued transfer agency fee                                                                              1,501
Accrued administrative services fee                                                                      2,337
Other accrued expenses                                                                                 966,552
Forward sale commitments, at value (proceeds receivable $68,437,500) (Note 1)                       68,699,058
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                  244,149,657
--------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                              $1,297,017,794
==============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                        $    2,741,258
Additional paid-in capital                                                                       1,525,392,962
Undistributed net investment income                                                                    262,904
Accumulated net realized gain (loss) (Note 8)                                                     (214,607,992)
Unrealized appreciation (depreciation) on investments                                              (16,771,338)
--------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                        $1,297,017,794
==============================================================================================================
Net assets applicable to outstanding shares:              Class A                               $  771,967,504
                                                          Class B                               $  430,182,470
                                                          Class C                               $   18,964,453
                                                          Class I                               $   55,949,919
                                                          Class Y                               $   19,953,448
Net asset value per share of outstanding capital stock:   Class A shares         163,173,089    $         4.73
                                                          Class B shares          90,917,339    $         4.73
                                                          Class C shares           4,008,474    $         4.73
                                                          Class I shares          11,810,959    $         4.74
                                                          Class Y shares           4,215,978    $         4.73
--------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                               $  107,790,200
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE SHORT DURATION U.S GOVERNMENT FUND

                                                                     PERIOD FROM            PERIOD FROM              TOTAL
                                                                   JUNE 1, 2005 TO        OCT. 18, 2005 TO       JUNE 1, 2005 TO
                                                                    OCT. 17, 2005           NOV. 30, 2005         NOV. 30, 2005
                                                                     (UNAUDITED)             (UNAUDITED)           (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                              $ 21,834,797           $ 6,808,742          $ 28,643,539
Fee income from securities lending                                          78,977                36,404               115,381
------------------------------------------------------------------------------------------------------------------------------
Total income                                                            21,913,774             6,845,146            28,758,920
------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                       2,926,614               820,217             3,746,831
Distribution fee
   Class A                                                                 804,657               237,230             1,041,887
   Class B                                                               1,990,132               532,601             2,522,733
   Class C                                                                  82,716                23,345               106,061
Transfer agency fee                                                      1,041,004               286,714             1,327,718
Incremental transfer agency fee
   Class A                                                                  47,037                14,230                61,267
   Class B                                                                  49,318                13,842                63,160
   Class C                                                                   2,511                   728                 3,239
Service fee -- Class Y                                                      25,314                 2,536                27,850
Administrative services fees and expenses                                  295,253               111,138               406,391
Custodian fees                                                              75,680                22,982                98,662
Compensation of board members                                               14,225                 1,079                15,304
Printing and postage                                                       160,360                25,030               185,390
Registration fees                                                           30,220                 7,550                37,770
Audit fees                                                                  18,490                 6,510                25,000
Other                                                                       40,760                 6,076                46,836
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                           7,604,291             2,111,808             9,716,099
   Expenses waived/reimbursed by the
   Investment Manager and it affiliates (Note 2)                        (1,061,369)             (298,639)           (1,360,008)
------------------------------------------------------------------------------------------------------------------------------
                                                                         6,542,922             1,813,169             8,356,091
   Earnings credits on cash balances (Note 2)                              (48,181)              (12,771)              (60,952)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                       6,494,741             1,800,398             8,295,139
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                         15,419,033             5,044,748            20,463,781
------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                                (1,386,547)           (1,127,603)           (2,514,150)
   Futures contracts                                                       (62,558)             (516,113)             (578,671)
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 (1,449,105)           (1,643,716)           (3,092,821)
Net change in unrealized appreciation
   (depreciation) on investments                                       (13,544,648)           (1,592,063)          (15,136,711)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                         (14,993,753)           (3,235,779)          (18,229,532)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       $    425,280           $ 1,808,969          $  2,234,249
==============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND

                                                                              NOV. 30, 2005
                                                                             SIX MONTHS ENDED                 MAY 31, 2005
                                                                               (UNAUDITED)                     YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $   20,463,781                 $   44,021,997
Net realized gain (loss) on investments                                           (3,092,821)                   (25,384,686)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            (15,136,711)                    12,004,347
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    2,234,249                     30,641,658
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                    (12,254,104)                   (27,188,188)
      Class B                                                                     (5,450,583)                   (13,508,603)
      Class C                                                                       (231,330)                      (552,010)
      Class I                                                                       (767,052)                      (370,986)
      Class Y                                                                       (834,237)                    (2,998,869)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              (19,537,306)                   (44,618,656)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                        92,647,657                    238,048,631
   Class B shares                                                                 29,148,619                    101,336,355
   Class C shares                                                                  1,525,039                      5,860,931
   Class I shares                                                                 26,586,432                     32,075,351
   Class Y shares                                                                  6,777,663                     22,393,741
Reinvestment of distributions at net asset value
   Class A shares                                                                 11,171,496                     24,424,025
   Class B shares                                                                  5,081,877                     12,662,464
   Class C shares                                                                    219,628                        516,851
   Class I shares                                                                    770,272                        361,220
   Class Y shares                                                                    797,217                      2,010,628
Payments for redemptions
   Class A shares                                                               (215,990,462)                  (548,605,037)
   Class B shares (Note 2)                                                      (186,238,943)                  (483,681,823)
   Class C shares (Note 2)                                                        (6,132,503)                   (20,526,865)
   Class I shares                                                                 (2,187,641)                    (5,183,945)
   Class Y shares                                                                (86,662,334)                   (39,177,481)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               (322,485,983)                  (657,484,954)
---------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         (339,789,040)                  (671,461,952)
Net assets at beginning of period                                              1,636,806,834                  2,308,268,786
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $1,297,017,794                 $1,636,806,834
===========================================================================================================================
Undistributed net investment income                                           $      262,904                 $           --
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND
(FORMERLY AXP SHORT DURATION U.S. GOVERNMENT FUND)

(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests in direct obligations of the U.S. government, such as Treasury bonds, bills and notes, and of its agencies and instrumentalities.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
-  Class C shares may be subject to a CDSC.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 4.31% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Oct. 18, 2005, the Fund invested all of its assets in the Government Income Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

Effective at the close of business on Oct. 17, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.995%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from June 1, 2005 to Oct. 17, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Interest income                             $21,834,797
Fee income from securities lending          $    78,977
Investment management services fee          $ 2,926,614
Custodian fees                              $    75,680
Compensation of board members               $     8,827
Audit fees                                  $    13,899
Other                                       $    28,507
Earnings credits on cash balances           $      (946)

All realized and unrealized gains (losses) presented for the period from June 1, 2005 to Oct. 17, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2005, the Fund has entered into other forward-commitments of $39,668,599.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

SHORT SALES

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own. The Fund is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Fund sold the security.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Effective Oct. 18, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Government Income Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Oct. 18, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.52% to 0.395% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $20.50

- Class B $21.50

- Class C $21.00

- Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $499,888 for Class A; $495,530 for Class B and $3,609 for Class C for the six months ended Nov. 30, 2005.

Beginning June 1, 2005, a new agreement to waive certain fees and expenses is effective until May 31, 2006, such that net expense will not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.72% for Class Y. For the six months ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.72 for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C, Class I and Class Y were $638,449, $411,748, $17,911 and $39,105, respectively, and the management fees waived at the Fund level were $252,795.

During the period from June 1, 2005 to Oct. 17, 2005, the Fund's custodian and transfer agency fees were reduced by $48,181 as a result of earnings credits from overnight cash balances. During the period from Oct. 18, 2005 to Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $12,771 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $915,766,592 and $1,173,419,591, respectively, for the period from June 1, 2005 to Oct. 17, 2005 and $392,260,859 and $414,911,913,
respectively, for the period from Oct. 18, 2005 to Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                     SIX MONTHS ENDED NOV. 30, 2005
                                         CLASS A          CLASS B              CLASS C             CLASS I         CLASS Y
----------------------------------------------------------------------------------------------------------------------------
Sold                                    19,470,147        6,122,214             320,281           5,570,824        1,424,478
Issued for reinvested distributions      2,349,508        1,068,797              46,196             161,912          167,314
Redeemed                               (45,374,529)     (39,111,238)         (1,287,968)           (457,147)     (18,169,731)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                (23,554,874)     (31,920,227)           (921,491)          5,275,589      (16,577,939)
----------------------------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED MAY 31, 2005
                                         CLASS A          CLASS B              CLASS C             CLASS I         CLASS Y
----------------------------------------------------------------------------------------------------------------------------
Sold                                    49,509,431       21,094,221           1,219,375           6,690,057        4,661,213
Issued for reinvested distributions      5,087,150        2,636,716             107,621              75,207          418,767
Redeemed                              (114,279,241)    (100,713,445)         (4,275,447)         (1,075,526)      (8,163,718)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                (59,682,660)     (76,982,508)         (2,948,451)          5,689,738       (3,083,738)
----------------------------------------------------------------------------------------------------------------------------

5. INTEREST RATE FUTURES CONTRACTS

At Nov. 30, 2005, investments in securities included securities valued at $390,855 that were pledged as collateral to cover initial margin deposits on 616 open purchase contracts and 717 open sale contracts. The notional market value of the open purchase contracts at Nov. 30, 2005 was $118,334,375 with a net unrealized loss of $173,162. The notional market value of the open sale contracts at Nov. 30, 2005 was $76,598,550 with a net unrealized gain of $1,023,390. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2005, securities valued at $107,790,200 were on loan to brokers. For collateral, the Fund received $111,435,750 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $115,381 for the six months ended Nov. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

25 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with the Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $205,645,039 at May 31, 2005, that if not offset by capital gains will expire as follows:

                       2008               2009            2013               2014
                    $35,174,077      $117,356,906      $36,267,962       $16,846,094

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED MAY 31,                            2005(g)            2005         2004         2003         2002
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                    $4.79            $4.82       $ 4.94       $ 4.85       $ 4.78
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .07              .12          .11          .15          .19
Net gains (losses) (both realized and unrealized)        (.06)            (.03)        (.12)         .09          .08
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .01              .09         (.01)         .24          .27
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.07)            (.12)        (.11)        (.15)        (.20)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $4.73            $4.79       $ 4.82        $4.94       $ 4.85
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $ 772            $ 894       $1,188       $1,728       $1,185
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)          .89%(c),(d)      .93%(c)      .97%         .95%         .95%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                                3.07%(d)         2.49%        2.19%        2.90%        4.01%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                               95%             169%         125%         218%         267%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                           .22%(f)         1.92%        (.24%)       4.90%        5.77%
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.08% for the six months ended Nov. 30, 2005 and 1.01% for the year ended May 31, 2005.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED MAY 31,                            2005(g)            2005         2004         2003         2002
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                    $4.79            $4.82        $4.94       $ 4.85       $ 4.78
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .06              .08          .07          .11          .16
Net gains (losses) (both realized and unrealized)        (.07)            (.03)        (.12)         .09          .08
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (.01)             .05         (.05)         .20          .24
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.05)            (.08)        (.07)        (.11)        (.17)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $4.73            $4.79        $4.82       $ 4.94       $ 4.85
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $ 430            $ 588        $ 963       $1,578       $1,104
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)         1.64%(c),(d)     1.68%(c)     1.72%        1.71%        1.71%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                        2.30%(d)         1.73%        1.44%        2.15%        3.25%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                               95%             169%         125%         218%         267%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                          (.15%)(f)        1.16%        (.99%)       4.11%        4.98%
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.84% for the six months ended Nov. 30, 2005 and 1.76% for the year ended May 31, 2005.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED MAY 31,                            2005(g)            2005         2004         2003         2002
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                    $4.79            $4.82        $4.94        $4.85        $4.78
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .06              .08          .07          .11          .16
Net gains (losses) (both realized and unrealized)        (.07)            (.03)        (.12)         .09          .08
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (.01)             .05         (.05)         .20          .24
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.05)            (.08)        (.07)        (.11)        (.17)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $4.73            $4.79        $4.82        $4.94        $4.85
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $  19            $  24        $  38        $  58        $  29
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)         1.64%(c),(d)     1.68%(c)     1.73%        1.72%        1.72%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                                2.31%(d)         1.73%        1.44%        2.10%        3.09%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                               95%             169%         125%         218%         267%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                          (.15%)(f)        1.16%        (.99%)       4.11%        4.98%
---------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.84% for the six months ended Nov. 30, 2005 and 1.77% for the year ended May 31, 2005.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED MAY 31,                            2005(h)           2005        2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                    $4.79            $4.83        $4.90
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .08              .14          .03
Net gains (losses) (both realized and unrealized)        (.05)            (.04)        (.07)
------------------------------------------------------------------------------------------------
Total from investment operations                          .03              .10         (.04)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.08)            (.14)        (.03)
------------------------------------------------------------------------------------------------
Net asset value, end of period                          $4.74            $4.79        $4.83
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $  56            $  31        $   4
------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)          .59%(d),(e)      .57%         .63%(e)
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                                3.41%(e)         2.98%        2.74%(e)
------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                               95%             169%         125%
------------------------------------------------------------------------------------------------
Total return(f)                                           .59%(g)         2.06%        (.87%)(g)
------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.63% for the six months ended Nov. 30, 2005.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED MAY 31,                            2005(g)            2005         2004         2003         2002
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                    $4.79            $4.82        $4.94        $4.85        $4.78
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .08              .13          .12          .15          .20
Net gains (losses) (both realized and unrealized)        (.06)            (.03)        (.12)         .09          .08
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .02              .10           --          .24          .28
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.08)            (.13)        (.12)        (.15)        (.21)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $4.73            $4.79        $4.82        $4.94        $4.85
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $  20            $ 100        $ 115        $ 164        $ 188
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)          .72%(c),(d)      .76%(c)      .81%         .79%         .79%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                                3.12%(d)         2.66%        2.35%        3.12%        4.17%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                               95%             169%         125%         218%         267%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                           .33%(f)         2.10%        (.08%)       5.07%        5.93%
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.89% for the six months ended Nov. 30, 2005 and 0.84% for the year ended May 31, 2005.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
31 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

                                                        BEGINNING           ENDING          EXPENSES         ANNUALIZED
                                                      ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING        EXPENSE
                                                      JUNE 1, 2005      NOV. 30, 2005     THE PERIOD(a)        RATIO
Class A
    Actual(b)                                             $1,000           $1,002.20         $4.47(c)           .89%
    Hypothetical (5% return before expenses)              $1,000           $1,020.61         $4.51(c)           .89%
Class B
    Actual(b)                                             $1,000           $  998.50         $8.22(c)          1.64%
    Hypothetical (5% return before expenses)              $1,000           $1,016.85         $8.29(c)          1.64%
Class C
    Actual(b)                                             $1,000           $  998.50         $8.22(c)          1.64%
    Hypothetical (5% return before expenses)              $1,000           $1,016.85         $8.29(c)          1.64%
Class I
    Actual(b)                                             $1,000           $1,005.90         $2.97(c)           .59%
    Hypothetical (5% return before expenses)              $1,000           $1,022.11         $2.99(c)           .59%
Class Y
    Actual(b)                                             $1,000           $1,003.30         $3.62(c)           .72%
    Hypothetical (5% return before expenses)              $1,000           $1,021.46         $3.65(c)           .72%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: +0.22% for Class A, -0.15% for Class B, -0.15% for Class C, +0.59% for Class I and +0.33% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.72% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004, although below median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6442 W (1/06)

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
U.S. GOVERNMENT MORTGAGE FUND

SEMIANNUAL REPORT FOR THE
PERIOD ENDED NOV. 30, 2005


- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND (FORMERLY AXP(R) U.S. GOVERNMENT MORTGAGE FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH CURRENT INCOME AS ITS PRIMARY OBJECTIVE AND, AS ITS SECONDARY OBJECTIVE, PRESERVATION OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
  with Portfolio Management                6

Investments in Securities                  9

Financial Statements                      16

Notes to Financial Statements             19

Fund Expenses Example                     30

Approval of Investment Management
  Services Agreement                      32

Proxy Voting                              36

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT
         AT NOV. 30, 2005

PORTFOLIO MANAGER

PORTFOLIO MANAGER        SINCE   YEARS IN INDUSTRY
Scott Kirby*             2/02         19

* The Fund is managed by a team of portfolio managers led by Scott Kirby.

FUND OBJECTIVE

The Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

Inception dates by class
A: 2/14/02    B: 2/14/02    C: 2/14/02    I: 3/4/04    Y: 2/14/02

Ticker symbols by class
A: AUGAX      B: AUGBX      C: AUGCX      I: --        Y: RSGYX

Total net assets                  $269.5 million

Number of holdings                           202

Weighted average life(1)               5.3 years

Effective duration(2)                  3.3 years

Weighted average bond rating(3)              AAA

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

DURATION       SHORT    INT.       LONG
QUALITY
HIGH                     X
MEDIUM
LOW

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

[CHART]

SECTOR COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

Mortgage-Backed*          92.3%
Short-Term Securities*     7.7%

* Of the 92.3%, 6.4% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.

CREDIT QUALITY SUMMARY

PERCENTAGE OF BOND PORTFOLIO ASSETS

AAA bonds                             99.3%
AA bonds                               0.7%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Shares of the U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                  FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource U.S. Government Mortgage Fund
Class A (excluding sales charge)                -0.26%

Lehman Brothers Mortgage-Backed
Securities Index(1) (unmanaged)                 -0.16%

Lipper U.S. Mortgage Funds Index(2)             -0.15%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Lehman Brothers Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association
     (FNMA). The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper U.S. Mortgage Funds Index includes the 10 largest U.S. mortgage funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At Nov. 30, 2005 by class
A: 3.87%    B: 3.32%    C: 3.30%    I: 4.36%    Y: 4.25%

At Dec. 30, 2005* by class
A: 3.95%    B: 3.40%    C: 3.40%    I: 4.33%    Y: 4.34%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

* The last business day of the period.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A            CLASS B            CLASS C        CLASS I    CLASS Y
(INCEPTION DATES)        (2/14/02)          (2/14/02)          (2/14/02)      (3/4/04)   (2/14/02)
                                                  AFTER              AFTER
                      NAV(1)   POP(2)   NAV(1)   CDSC(3)   NAV(1)   CDSC(4)    NAV(5)      NAV(6)
AT NOV. 30, 2005
6 months*              -0.26%   -4.99%   -0.63%    -5.52%   -0.43%    -1.41%     +0.09%      +0.03%
1 year                 +1.88%   -2.95%   +1.13%    -3.76%   +1.33%    +0.35%     +2.40%      +2.06%
3 years                +3.18%   +1.52%   +2.41%    +1.16%   +2.48%    +2.48%       N/A       +3.36%
Since inception        +4.05%   +2.72%   +3.28%    +2.55%   +3.33%    +3.33%     +2.59%      +4.23%

AT DEC. 31, 2005
6 months*              +0.54%   -4.24%   +0.17%    -4.75%   -0.02%    -1.01%     +0.45%      +0.44%
1 year                 +2.22%   -2.64%   +1.47%    -3.43%   +1.47%    +0.49%     +2.50%      +2.20%
3 years                +3.10%   +1.44%   +2.33%    +1.08%   +2.33%    +2.33%       N/A       +3.21%
Since inception        +4.21%   +2.90%   +3.44%    +2.73%   +3.43%    +3.43%     +2.86%      +4.33%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 4.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS:
     FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
*    NOT ANNUALIZED.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS
                            WITH PORTFOLIO MANAGEMENT

BELOW, PORTFOLIO MANAGER SCOTT KIRBY DISCUSSES THE FUND'S POSITIONING AND RESULTS FOR THE SEMIANNUAL PERIOD ENDED NOV. 30, 2005.

Q: HOW DID RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND PERFORM FOR THE FIRST HALF OF THE FISCAL YEAR?

A: RiverSource U.S. Government Mortgage Fund's Class A shares (excluding sales charge) fell 0.26% for the six months ended Nov. 30, 2005. The Fund underperformed the Lehman Brothers Mortgage-Backed Securities Index (Lehman Index), which declined 0.16%. The Fund also underperformed the Lipper U.S. Mortgage Funds Index, representing the Fund's peer group, which fell 0.15% during the same time frame. To help keep the Fund competitive with its peers, RiverSource Investments and its affiliates revised the Fund's expense cap, reducing the maximum level of expenses borne by Class A shareholders from 0.95% of net assets per fiscal year to a maximum 0.89% of net assets per year through May 31, 2006.

Q: WHAT FACTORS MOST SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE SEMIANNUAL PERIOD?

A: Overall, the mortgage market struggled during the period in a rising rate environment. The Federal Reserve Board (the Fed) raised interest rates four times during the six months, bringing the targeted federal funds rate to 4.00% by the end of November. The U.S. Treasury yield curve flattened dramatically, i.e., the difference in yields between short- and long-term maturities narrowed. As the yields narrowed, there was a general lack of demand on the part of investors for mortgages. In other words, there were not enough buyers for an increasing supply of mortgages. Historically, mortgages perform better in a steeper yield curve environment. Also, as mortgages are highly sensitive to changes in interest rates, slightly higher volatility and fears of a continued measured pace of rate hikes by the Fed further weighed on the mortgage sector's performance. Thus, returns for the Fund and the Lehman Index were negative.

     We maintained the Fund's duration shorter than that of the Lehman Index in anticipation of rising rates and had prudently positioned the portfolio for the yield curve flattening scenario which occurred during the period.

     The Fund also benefited from its effective individual security selection. We focused on issues with reduced sensitivity to changes in interest rates. Further supporting the Fund's results was its focus within the mortgage sector on higher coupon bonds. Finally, the Fund was defensively positioned with significant exposure to 15-year

--------------------------------------------------------------------------------
6 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- FURTHER SUPPORTING THE FUND'S RESULTS WAS ITS FOCUS WITHIN THE MORTGAGE SECTOR ON HIGHER COUPON BONDS.

     mortgages, which outperformed 30-year mortgages during the semiannual period. Overall, the Fund's conservative risk profile and our efforts to reduce the Fund's exposure to volatility when possible helped Fund returns.

     On the other hand, many of the Fund's long-held specified pools of mortgages that performed well in a highly refinance-able mortgage market, such as those with low loan balances, began to erode over the semiannual period. In other words, the premium paid for those mortgages with low prepayment potential was reduced as interest rates rose and refinancing became less likely. Thus, these holdings detracted modestly from the Fund's results.

Q:   WHAT CHANGES DID YOU MAKE TO THE FUND AND HOW IS IT CURRENTLY POSITIONED?

A: Early in the semiannual period, we sold the Fund's positions in commercial mortgage-backed securities (CMBS). This proved a prudent strategy, as CMBS generally underperformed the other securities held in the Fund's portfolio during the six months. Toward the end of the period, we removed most of the Fund's remaining yield curve flattening bias, moving toward a rather neutral position relative to the Lehman Index. We believe the yield curve has already flattened to near fair value and the move to higher yields across short-term and long-term maturities going forward may be more parallel in nature.

     We continued to emphasize those securities issued by government mortgage agencies, including Ginnie Mae, Fannie Mae and Freddie Mac. We maintained our focus on higher coupon mortgage securities and emphasized investment in more seasoned pools of mortgages, which we continue to expect to outperform with increased interest rates. Throughout, securities were carefully selected to reduce the risk of prepayments if significantly higher interest rates do not materialize. Overall, the opportunistic adjustments we made in response to valuations or market developments resulted in a semiannual portfolio turnover rate of 102%.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- WE INTEND TO POSITION THE FUND FOR ONGOING U.S. ECONOMIC RECOVERY AND STILL HIGHER INTEREST RATES, AS THESE THEMES ARE LIKELY TO CONTINUE TO WEIGH ON THE FIXED INCOME MARKETS INTO THE NEW YEAR.

Q:   HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: We intend to position the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets into the new year. We believe the Fed will likely continue its gradualist approach, raising the targeted federal funds rate to a 4.50% or 4.75% rate.

     Thus, for the near term, we anticipate that mortgages may continue to underperform U.S. Treasuries. However, once the Fed neutralizes its stance, we believe demand for mortgages will become greater once again. It must also be noted, however, that volatility in the market may increase during the near term, given a new Fed chairman taking over in early 2006 and the uncertainty such a change may bring with it after the long reign of the current chairman, Alan Greenspan.

     Given this backdrop, we intend to maintain the Fund's duration shorter than the Lehman Index for the near term. Within mortgage-backed securities, we expect to maintain a conservative risk posture. When the Fed tightening cycle does end, we may then seek select opportunities to lengthen the Fund's duration and become a bit more aggressive in our overall positioning. As always, however, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND

NOV. 30, 2005 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

 BONDS (101.6%)

                                                           COUPON        PRINCIPAL
ISSUER                                                      RATE          AMOUNT                VALUE(a)
MORTGAGE-BACKED(f)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35                                                 5.26%       $  499,961(c)          $  499,155
Banc of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34                                                 4.13           543,088(c)             523,803
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34                                                 6.00           752,821                752,385
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 4A1
   01-25-19                                                 4.75           384,940                373,031
Chaseflex Trust
  Series 2005-2 Cl 2A2
  6-25-35                                                   6.50           813,360                829,628
Countrywide Alternative Loan Trust
  Series 2005-54CB Cl 2A3
   11-25-35                                                 5.50           652,730                653,933
Countrywide Alternative Loan Trust
  Series 2005-6CB Cl 1A1
   04-25-35                                                 7.50           600,446                620,794
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34                                                 4.61           374,180(c)             363,381
Countrywide Home Loans
  Series 2005-HYB1 Cl 6A1
   03-25-35                                                 5.20         1,456,250(c)           1,443,944
Countrywide Home Loans
  Series 2005-R2 Cl 2A1
   06-25-35                                                 7.00           817,375(k)             841,325
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34                                                 4.40           371,046(c)             360,478
CS First Boston Mtge Securities
  Series 2005
   12-25-35                                                 7.00         1,175,000(b)           1,216,125
CS First Boston Mtge Securities
  Series 2005-10 Cl 4A1
   11-25-35                                                 6.50           983,755                999,741
CS First Boston Mtge Securities
  Series 2005-8 Cl 7A1
   09-25-35                                                 7.00%       $1,409,521             $1,441,343
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
   08-19-45                                                 6.38         8,725,227(c),(g)         130,878
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   10-15-27                                                 5.00         2,225,000              2,206,474
   06-15-28                                                 5.00         2,200,000              2,183,232
   12-15-28                                                 5.50           635,000                637,613
   02-15-33                                                 5.50         3,234,430              3,269,419
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
   02-15-14                                                17.16         1,090,365(g)              61,649
   07-15-17                                                 7.50           772,832(g)              91,573
   10-15-22                                                14.56         1,249,112(g)              76,559
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only/Inverse Floater
   11-15-19                                                20.00         1,441,648(d),(g)         117,111
   03-15-32                                                16.30           479,736(d),(g)          41,992
Federal Home Loan Mtge Corp #555140
   03-01-10                                                 8.00           290,842                300,660
Federal Home Loan Mtge Corp #555300
   10-01-17                                                 8.00           427,186                452,602
Federal Home Loan Mtge Corp #89232
   04-01-17                                                 7.00         1,031,421              1,073,181
Federal Home Loan Mtge Corp #A10892
   07-01-33                                                 6.00           913,398                926,188
Federal Home Loan Mtge Corp #A15111
   10-01-33                                                 6.00         1,221,961              1,231,286
Federal Home Loan Mtge Corp #A21059
   04-01-34                                                 6.50           694,924                711,289
Federal Home Loan Mtge Corp #A25174
   08-01-34                                                 6.50           662,355                677,953
Federal Home Loan Mtge Corp #C53098
   06-01-31                                                 8.00           408,168                434,699

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE         AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C53878
   12-01-30                                                 5.50%       $1,317,394             $1,303,770
Federal Home Loan Mtge Corp #C68876
   07-01-32                                                 7.00           233,597                243,389
Federal Home Loan Mtge Corp #C69665
   08-01-32                                                 6.50         3,092,375              3,169,291
Federal Home Loan Mtge Corp #C79930
   06-01-33                                                 5.50         2,029,166              2,005,976
Federal Home Loan Mtge Corp #D95232
   03-01-22                                                 6.50           431,214                445,132
Federal Home Loan Mtge Corp #D95371
   04-01-22                                                 6.50           665,868                692,299
Federal Home Loan Mtge Corp #E00285
   01-01-09                                                 7.00           177,828                182,271
Federal Home Loan Mtge Corp #E81240
   06-01-15                                                 7.50         1,314,459              1,397,295
Federal Home Loan Mtge Corp #E88036
   02-01-17                                                 6.50         1,870,340              1,933,385
Federal Home Loan Mtge Corp #E88468
   12-01-16                                                 6.50           378,943                392,245
Federal Home Loan Mtge Corp #E92454
   11-01-17                                                 5.00         2,323,907              2,294,970
Federal Home Loan Mtge Corp #E93685
   01-01-18                                                 5.50         1,525,166              1,533,435
Federal Home Loan Mtge Corp #E96522
   05-01-18                                                 5.00           902,818                891,405
Federal Home Loan Mtge Corp #E96523
   05-01-18                                                 5.00         1,089,151              1,076,090
Federal Home Loan Mtge Corp #E97855
   08-01-18                                                 5.00         2,190,085              2,167,751
Federal Home Loan Mtge Corp #E99684
   10-01-18                                                 5.00           521,974                515,435
Federal Home Loan Mtge Corp #G01169
   01-01-30                                                 5.50         2,019,335              1,997,742
Federal Home Loan Mtge Corp #G01535
   04-01-33                                                 6.00         2,677,073              2,712,262
Federal Natl Mtge Assn
   12-01-20                                                 5.00         4,225,000(b)           4,159,006
   12-01-20                                                 5.50         3,350,000(b)           3,363,608
   12-01-20                                                 6.00         5,500,000(b)           5,615,171
   12-01-35                                                 6.50         1,700,000(b)           1,740,375
   01-01-36                                                 6.00         4,100,000(b)           4,115,375
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
   12-25-26                                                 8.00           478,054                507,831
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
   12-25-12                                                13.29%       $  835,919(g)          $   36,357
   12-25-22                                                 8.27           303,158(g)              46,123
   12-25-31                                                10.31           683,831(g)             115,584
   12-25-33                                                 6.09           604,214(g)             151,258
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Principal Only
   08-25-44                                                 0.00            41,699(e)              32,180
Federal Natl Mtge Assn #13481
   05-01-08                                                 7.75           162,352                168,205
Federal Natl Mtge Assn #252409
   03-01-29                                                 6.50         2,191,311              2,281,944
Federal Natl Mtge Assn #254793
   07-01-33                                                 5.00         2,942,876              2,841,517
Federal Natl Mtge Assn #254916
   09-01-23                                                 5.50         2,574,281              2,560,378
Federal Natl Mtge Assn #313470
   08-01-10                                                 7.50           478,472                496,371
Federal Natl Mtge Assn #323362
   11-01-28                                                 6.00         3,861,173(b)           3,885,305
Federal Natl Mtge Assn #323715
   05-01-29                                                 6.00           688,015                693,780
Federal Natl Mtge Assn #344909
   04-01-25                                                 8.00         1,056,280              1,134,466
Federal Natl Mtge Assn #357514
   03-01-34                                                 5.50         3,019,397              2,981,105
Federal Natl Mtge Assn #357947
   09-01-35                                                 6.00         2,095,507              2,108,468
Federal Natl Mtge Assn #426860
   10-01-09                                                 8.50            65,180                 65,919
Federal Natl Mtge Assn #483691
   12-01-28                                                 7.00         1,358,368              1,435,900
Federal Natl Mtge Assn #487757
   09-01-28                                                 7.50         1,139,132              1,199,175
Federal Natl Mtge Assn #514704
   01-01-29                                                 6.00         1,075,085              1,084,094
Federal Natl Mtge Assn #545008
   06-01-31                                                 7.00         2,123,971              2,232,775
Federal Natl Mtge Assn #545339
   11-01-31                                                 6.50           374,720                385,841
Federal Natl Mtge Assn #545818
   07-01-17                                                 6.00         4,210,012              4,312,299
Federal Natl Mtge Assn #545864
   08-01-17                                                 5.50         2,189,483              2,205,128

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE         AMOUNT                 VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #555063
   11-01-17                                                 5.50%       $1,561,952             $1,572,109
Federal Natl Mtge Assn #555458
   05-01-33                                                 5.50         2,131,772              2,104,464
Federal Natl Mtge Assn #555734
   07-01-23                                                 5.00           927,637                901,945
Federal Natl Mtge Assn #555740
   08-01-18                                                 4.50         4,957,278              4,801,976
Federal Natl Mtge Assn #581418
   06-01-31                                                 7.00         1,343,805              1,415,512
Federal Natl Mtge Assn #583088
   06-01-29                                                 6.00         3,715,929              3,765,587
Federal Natl Mtge Assn #592270
   01-01-32                                                 6.50           872,858                901,962
Federal Natl Mtge Assn #596505
   08-01-16                                                 6.50           267,891                277,075
Federal Natl Mtge Assn #601416
   11-01-31                                                 6.50           493,691                510,053
Federal Natl Mtge Assn #624979
   01-01-32                                                 6.00         1,118,408              1,128,896
Federal Natl Mtge Assn #626670
   03-01-32                                                 7.00           741,789                782,191
Federal Natl Mtge Assn #627426
   03-01-17                                                 6.50           704,830                729,606
Federal Natl Mtge Assn #630992
   09-01-31                                                 7.00         2,336,377              2,466,890
Federal Natl Mtge Assn #630993
   09-01-31                                                 7.50         2,190,906              2,305,193
Federal Natl Mtge Assn #631388
   05-01-32                                                 6.50         2,693,642              2,777,050
Federal Natl Mtge Assn #632412
   12-01-17                                                 5.50         1,789,087              1,801,034
Federal Natl Mtge Assn #632856
   03-01-17                                                 6.00           769,620                788,317
Federal Natl Mtge Assn #633674
   06-01-32                                                 6.50         1,014,518              1,049,126
Federal Natl Mtge Assn #635231
   04-01-32                                                 7.00           498,550                522,198
Federal Natl Mtge Assn #635908
   04-01-32                                                 6.50         2,140,124              2,207,282
Federal Natl Mtge Assn #636812
   04-01-32                                                 7.00           193,947                203,878
Federal Natl Mtge Assn #640200
   10-01-31                                                 9.50           105,404                116,157
Federal Natl Mtge Assn #640207
   03-01-17                                                 7.00            45,559                 47,244
Federal Natl Mtge Assn #640208
   04-01-17                                                 7.50            86,663                 90,916
Federal Natl Mtge Assn #643192
   05-01-17                                                 6.00%       $  350,929             $  359,457
Federal Natl Mtge Assn #644805
   05-01-32                                                 7.00         1,660,263              1,748,866
Federal Natl Mtge Assn #645053
   05-01-32                                                 7.00           939,751                981,402
Federal Natl Mtge Assn #646189
   05-01-32                                                 6.50           722,666                741,047
Federal Natl Mtge Assn #654071
   09-01-22                                                 6.50           745,314                769,747
Federal Natl Mtge Assn #654685
   11-01-22                                                 6.00           774,066                784,806
Federal Natl Mtge Assn #655635
   08-01-32                                                 6.50         1,155,338              1,191,233
Federal Natl Mtge Assn #656514
   09-01-17                                                 6.50         1,735,250              1,794,341
Federal Natl Mtge Assn #660186
   11-01-32                                                 6.00         3,258,975              3,293,211
Federal Natl Mtge Assn #663651
   10-01-17                                                 5.50           714,630                719,320
Federal Natl Mtge Assn #663667
   11-01-17                                                 5.50           720,819                725,211
Federal Natl Mtge Assn #665752
   09-01-32                                                 6.50         1,725,503              1,769,391
Federal Natl Mtge Assn #667302
   01-01-33                                                 7.00           945,782                994,071
Federal Natl Mtge Assn #667604
   10-01-32                                                 5.50           684,937                676,507
Federal Natl Mtge Assn #670382
   09-01-32                                                 6.00         1,653,613              1,664,729
Federal Natl Mtge Assn #676683
   12-01-32                                                 6.00         1,480,817              1,490,772
Federal Natl Mtge Assn #677089
   01-01-33                                                 5.50           866,930                856,259
Federal Natl Mtge Assn #677294
   01-01-33                                                 6.00         2,048,479              2,062,250
Federal Natl Mtge Assn #682229
   03-01-33                                                 5.50         2,978,636              2,941,973
Federal Natl Mtge Assn #684585
   02-01-33                                                 5.50         2,008,299              1,985,763
Federal Natl Mtge Assn #684843
   02-01-18                                                 5.50         2,429,954              2,445,279
Federal Natl Mtge Assn #684853
   03-01-33                                                 6.50           318,868                327,927
Federal Natl Mtge Assn #688002
   03-01-33                                                 5.50         2,119,229              2,096,656
Federal Natl Mtge Assn #689026
   05-01-33                                                 5.50           524,736                518,690

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE         AMOUNT                 VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #689093
   07-01-28                                                 5.50%       $1,361,439             $1,345,604
Federal Natl Mtge Assn #694628
   04-01-33                                                 5.50         2,767,854              2,739,951
Federal Natl Mtge Assn #694795
   04-01-33                                                 5.50         3,414,085              3,379,564
Federal Natl Mtge Assn #695220
   04-01-33                                                 5.50         1,768,483              1,746,055
Federal Natl Mtge Assn #695460
   04-01-18                                                 5.50         3,118,812              3,138,868
Federal Natl Mtge Assn #697145
   03-01-23                                                 5.50         1,780,515              1,774,377
Federal Natl Mtge Assn #699424
   04-01-33                                                 5.50         2,173,671              2,151,756
Federal Natl Mtge Assn #701101
   04-01-33                                                 6.00         2,889,423              2,906,854
Federal Natl Mtge Assn #704610
   06-01-33                                                 5.50         2,944,783              2,907,438
Federal Natl Mtge Assn #704657
   05-01-18                                                 5.00         1,591,640              1,571,041
Federal Natl Mtge Assn #705655
   05-01-33                                                 5.00           952,752                919,937
Federal Natl Mtge Assn #708503
   05-01-33                                                 6.00           461,360                465,626
Federal Natl Mtge Assn #708504
   05-01-33                                                 6.00           779,192                786,857
Federal Natl Mtge Assn #710780
   05-01-33                                                 6.00           330,783                332,779
Federal Natl Mtge Assn #711206
   05-01-33                                                 5.50         1,720,298              1,698,482
Federal Natl Mtge Assn #711239
   07-01-33                                                 5.50           743,047                733,623
Federal Natl Mtge Assn #711501
   05-01-33                                                 5.50         1,118,285              1,107,163
Federal Natl Mtge Assn #720006
   07-01-33                                                 5.50         2,743,965(h)           2,709,166
Federal Natl Mtge Assn #720378
   06-01-18                                                 4.50         2,139,341              2,074,871
Federal Natl Mtge Assn #723771
   08-01-28                                                 5.50         1,321,703              1,306,330
Federal Natl Mtge Assn #725232
   03-01-34                                                 5.00         2,169,721              2,094,991
Federal Natl Mtge Assn #725684
   05-01-18                                                 6.00         1,216,022              1,242,385
Federal Natl Mtge Assn #725719
   07-01-33                                                 4.85           655,132(c)             643,144
Federal Natl Mtge Assn #726362
   06-01-18                                                 5.00         1,622,512              1,604,698
Federal Natl Mtge Assn #726940
   08-01-23                                                 5.50%       $1,849,795             $1,831,852
Federal Natl Mtge Assn #730153
   08-01-33                                                 5.50         1,025,632              1,012,625
Federal Natl Mtge Assn #733367
   08-01-23                                                 5.50         1,470,616              1,456,260
Federal Natl Mtge Assn #735057
   01-01-19                                                 4.50         7,791,352              7,556,559
Federal Natl Mtge Assn #735160
   12-01-34                                                 4.36           901,865(c)             892,504
Federal Natl Mtge Assn #743524
   11-01-33                                                 5.00         2,498,522              2,412,467
Federal Natl Mtge Assn #743579
   11-01-33                                                 5.50         2,222,781              2,194,592
Federal Natl Mtge Assn #747339
   10-01-23                                                 5.50         1,595,499              1,579,897
Federal Natl Mtge Assn #747536
   11-01-33                                                 5.00         2,364,268              2,282,837
Federal Natl Mtge Assn #750932
   10-01-18                                                 4.50         1,125,581              1,091,661
Federal Natl Mtge Assn #753507
   12-01-18                                                 5.00         1,609,525              1,589,140
Federal Natl Mtge Assn #753940
   12-01-18                                                 5.00         1,507,915(b)           1,488,400
Federal Natl Mtge Assn #759342
   01-01-34                                                 6.50           653,674                672,933
Federal Natl Mtge Assn #761141
   12-01-18                                                 5.00         2,010,122(b)           1,984,107
Federal Natl Mtge Assn #765760
   02-01-19                                                 5.00         1,380,771              1,362,901
Federal Natl Mtge Assn #766641
   03-01-34                                                 5.00         3,986,359              3,844,123
Federal Natl Mtge Assn #776962
   04-01-29                                                 5.00         1,657,684              1,595,294
Federal Natl Mtge Assn #790759
   09-01-34                                                 4.82         1,572,107(c)           1,567,191
Federal Natl Mtge Assn #796728
   09-01-19                                                 6.00         1,062,246              1,085,066
Federal Natl Mtge Assn #828714
   07-01-35                                                 5.00         2,926,900              2,816,541
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34                                                 5.41           487,299(i)             491,149
First Horizon Alternative Mtge Securities
  Series 2005-AA3 Cl 3A1
   05-25-35                                                 5.40         1,075,186(i)           1,075,315

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE         AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
First Horizon Alternative Mtge Securities
  Series 2005-AA4 Cl B1
   06-25-35                                                 5.38%       $  349,685           $    348,811
Govt Natl Mtge Assn #518371
   02-15-30                                                 7.00           263,493                276,751
Govt Natl Mtge Assn #528344
   03-15-30                                                 7.00           452,983                475,775
Govt Natl Mtge Assn #556293
   12-15-31                                                 6.50           537,737                558,902
Govt Natl Mtge Assn #583182
   02-15-32                                                 6.50           688,499                715,383
Govt Natl Mtge Assn #595256
   12-15-32                                                 6.00           504,129                512,185
Govt Natl Mtge Assn #619613
   09-15-33                                                 5.00         2,188,360              2,144,390
Harborview Mtge Loan Trust
  Series 2005-16 Cl 3A1B
   01-19-36                                                 4.55         1,025,000(c)           1,025,000
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
   04-25-35                                                 4.50        18,235,226(c),(g)         216,543
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35                                                 5.33           339,214(c)             338,282
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19                                                 5.00           623,871                616,853
Master Alternative Loans Trust
  Series 2004-7 Cl 8A1
   08-25-19                                                 5.00           515,436                508,772
Master Alternative Loans Trust
  Series 2004-8 Cl 7A1
   09-25-19                                                 5.00           724,289                714,779
Master Alternative Loans Trust
  Series 2005-3 Cl 1A2
   04-25-35                                                 5.50         1,537,000              1,506,521
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-5 Cl B1
   05-25-34                                                 4.60           423,316(c)             408,644
Structured Adjustable Rate Mtge Loan Trust
  Series 2005-15 Cl 4A1
   07-25-35                                                 5.53           936,265(c)             927,780
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33                                                 5.50         1,534,322              1,501,547
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19                                                 4.50%       $  836,863           $    804,660
Washington Mutual
  Series 2004-CB4 Cl 22A
   12-25-19                                                 6.00         2,035,051              2,049,502
Washington Mutual
  Series 2005
   12-25-45                                                 4.39           550,000(b)             550,000
Wells Fargo Mtge Backed Securities Trust
  Series 2005-10 Cl A1
   10-25-35                                                 5.00         2,489,360              2,389,009
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35                                                 5.50           949,566                929,092
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR1 Cl 1A1
   02-25-35                                                 4.55         1,006,292(c)             990,543
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR16 Cl 6A3
   10-25-35                                                 5.00         1,352,438(c)           1,342,686
---------------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $278,029,123)                                                                         $273,776,058
---------------------------------------------------------------------------------------------------------

 SHORT-TERM SECURITIES (8.4%)

                                                        EFFECTIVE       PRINCIPAL
ISSUER                                                    YIELD           AMOUNT               VALUE(a)
COMMERCIAL PAPER
Kitty Hawk Funding
   12-13-05                                                 4.06%       $5,000,000(j)        $  4,992,687
Old Line Funding
   12-15-05                                                 4.06         3,400,000(j)           3,394,263
Park Granada LLC
   12-01-05                                                 4.07         3,700,000(j)           3,699,582
   12-12-05                                                 4.06         5,700,000(j)           5,692,304
Thames Asset Global Securitization
   12-15-05                                                 4.07         5,000,000(j)           4,991,542
---------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $22,772,947)                                                                          $ 22,770,378
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $300,802,070)(l)                                                                      $296,546,436
=========================================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Nov. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $28,138,066.

(c) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(d) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Nov. 30, 2005. At Nov. 30, 2005, the value of inverse floaters represented 0.1% of net assets.

(e) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Nov. 30, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Nov. 30, 2005.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      TYPE OF SECURITY                                           NOTIONAL AMOUNT
      --------------------------------------------------------------------------
      PURCHASE CONTRACT
      U.S. Long Bond, March 2006, 20-year                            $10,300,000

      SALE CONTRACTS
      U.S. Treasury Note, Dec. 2005, 5-year                            2,300,000
      U.S. Treasury Note, Dec. 2005, 10-year                           1,500,000
      U.S. Treasury Note, March 2006, 2-year                           4,800,000
      U.S. Treasury Note, March 2006, 10-year                            600,000

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $22,770,378 or 8.4% of net assets.

(k) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $841,325 or 0.3% of net assets.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

(l) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $300,802,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                        $   524,000
      Unrealized depreciation                                         (4,780,000)
      --------------------------------------------------------------------------
      Net unrealized depreciation                                    $(4,256,000)
      --------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $300,802,070)                                                                $296,546,436
Cash in bank on demand deposit                                                                         30,777
Capital shares receivable                                                                              69,166
Accrued interest receivable                                                                         1,266,232
Receivable for investment securities sold                                                          18,133,043
-------------------------------------------------------------------------------------------------------------
Total assets                                                                                      316,045,654
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                                      33,425
Capital shares payable                                                                                127,541
Payable for investment securities purchased                                                        18,087,928
Payable for securities purchased on a forward-commitment basis (Note 1)                            28,138,066
Accrued investment management services fee                                                              3,836
Accrued distribution fee                                                                               55,684
Accrued service fee                                                                                        92
Accrued transfer agency fee                                                                             1,549
Accrued administrative services fee                                                                       516
Other accrued expenses                                                                                 64,903
-------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                  46,513,540
-------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                               $269,532,114
=============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                         $    537,652
Additional paid-in capital                                                                        273,849,756
Excess of distributions over net investment income                                                    (80,097)
Accumulated net realized gain (loss)                                                                 (579,103)
Unrealized appreciation (depreciation) on investments (Note 5)                                     (4,196,094)
-------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                         $269,532,114
=============================================================================================================
Net assets applicable to outstanding shares:                  Class A                            $147,362,645
                                                              Class B                            $ 79,663,101
                                                              Class C                            $  8,697,842
                                                              Class I                            $      9,725
                                                              Class Y                            $ 33,798,801
Net asset value per share of outstanding capital stock:       Class A shares       29,396,644    $       5.01
                                                              Class B shares       15,885,640    $       5.01
                                                              Class C shares        1,734,224    $       5.02
                                                              Class I shares            1,942    $       5.01
                                                              Class Y shares        6,746,709    $       5.01
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest                                                                                          $ 6,386,709
-------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                    694,543
Distribution fee
   Class A                                                                                            192,816
   Class B                                                                                            445,676
   Class C                                                                                             48,567
Transfer agency fee                                                                                   248,059
Incremental transfer agency fee
   Class A                                                                                             12,927
   Class B                                                                                             13,648
   Class C                                                                                              1,378
Service fee -- Class Y                                                                                  7,011
Administrative services fees and expenses                                                              79,548
Compensation of board members                                                                           5,694
Custodian fees                                                                                         34,885
Printing and postage                                                                                   52,820
Registration fees                                                                                      29,535
Audit fees                                                                                             11,000
Other                                                                                                   4,602
-------------------------------------------------------------------------------------------------------------
Total expenses                                                                                      1,882,709
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                  (335,923)
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,546,786
   Earnings credits on cash balances (Note 2)                                                          (7,889)
-------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                  1,538,897
-------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                     4,847,812
-------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                    (570,573)
   Futures contracts                                                                                  139,189
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                              (431,384)
Net change in unrealized appreciation (depreciation) on investments                                (5,234,693)
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                     (5,666,077)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                   $  (818,265)
=============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND

                                                                               NOV. 30, 2005     MAY 31, 2005
                                                                             SIX MONTHS ENDED     YEAR ENDED
                                                                                (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                  $  4,847,812    $  9,869,268
Net realized gain (loss) on investments                                              (431,384)      2,059,479
Net change in unrealized appreciation (depreciation) on investments                (5,234,693)      3,221,638
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      (818,265)     15,150,385
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                      (2,945,259)     (6,521,365)
      Class B                                                                      (1,370,134)     (3,367,254)
      Class C                                                                        (149,355)       (379,894)
      Class I                                                                            (203)           (414)
      Class Y                                                                        (276,506)           (890)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                                (4,741,457)    (10,269,817)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                         21,879,310      49,147,666
   Class B shares                                                                   7,177,678      19,159,654
   Class C shares                                                                     497,960       1,916,466
   Class Y shares                                                                  34,396,667          21,761
Reinvestment of distributions at net asset value
   Class A shares                                                                   2,693,709       5,863,503
   Class B shares                                                                   1,292,655       3,139,154
   Class C shares                                                                     139,737         344,732
   Class Y shares                                                                     271,758             464
Payments for redemptions
   Class A shares                                                                 (33,323,891)    (75,829,038)
   Class B shares (Note 2)                                                        (24,886,218)    (54,952,040)
   Class C shares (Note 2)                                                         (2,301,942)     (6,648,471)
   Class Y shares                                                                    (434,679)             --
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                   7,402,744     (57,836,149)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             1,843,022     (52,955,581)
Net assets at beginning of period                                                 267,689,092     320,644,673
-------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                      $269,532,114    $267,689,092
=============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND
(FORMERLY AXP U.S. GOVERNMENT MORTGAGE FUND)

(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in mortgage-backed securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
-  Class C shares may be subject to a CDSC.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and IDS Life Insurance Company owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2005, the Fund has entered into outstanding when-issued securities of $19,532,801 and other forward-commitments of $8,605,265.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

SHORT SALES

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own. The Fund is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Fund sold the security.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.52% to 0.395% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $132,514 for Class A, $87,778 for Class B and $2,251 for Class C for the six months ended Nov. 30, 2005.

For the six months ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.71% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $118,067, $74,214, $7,977 and $11,077, respectively, and the management fees waived at the Fund level were $124,588. Beginning Oct. 1, 2005, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.71% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $7,889 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $289,944,850 and $272,614,949, respectively, for the six months ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        SIX MONTHS ENDED NOV. 30, 2005
                                        CLASS A       CLASS B         CLASS C       CLASS I      CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                    4,312,948     1,413,733        98,038          -        6,771,859
Issued for reinvested distributions       531,790       255,026        27,571          -           54,093
Redeemed                               (6,576,387)   (4,907,453)     (454,135)         -          (86,081)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                (1,731,649)   (3,238,694)     (328,526)         -        6,739,871
---------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED MAY 31, 2005
                                        CLASS A       CLASS B         CLASS C       CLASS I       CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                    9,625,103     3,748,262       374,927          -            4,240
Issued for reinvested distributions     1,147,161       613,952        67,418          -               91
Redeemed                              (14,862,288)  (10,774,795)   (1,302,715)         -                -
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                (4,090,024)   (6,412,581)     (860,370)         -            4,331
---------------------------------------------------------------------------------------------------------

5. INTEREST RATE FUTURES CONTRACTS

At Nov. 30, 2005, investments in securities included securities valued at $345,561 that were pledged as collateral to cover initial margin deposits on 103 open purchase contracts and 68 open sale contracts. The notional market value of the open purchase contracts at Nov. 30, 2005 was $11,539,219 with a net unrealized loss of $51,581. The notional market value of the open sale contracts at Nov. 30, 2005 was $9,644,969 with a net unrealized gain of $111,121. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                             2005(h)        2005       2004       2003       2002(b)
Net asset value, beginning of period                                    $5.12         $5.03      $5.19      $5.06      $5.01
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .10           .19        .16        .19        .04
Net gains (losses) (both realized and unrealized)                        (.11)          .10       (.09)       .16        .04
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.01)          .29        .07        .35        .08
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.10)         (.20)      (.16)      (.20)      (.03)
Tax return of capital                                                       -             -       (.01)         -          -
Distributions from realized gains                                           -             -       (.06)      (.02)         -
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.10)         (.20)      (.23)      (.22)      (.03)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $5.01         $5.12      $5.03      $5.19      $5.06
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 $ 147         $ 159      $ 177      $ 251      $  58
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                      .89%(e)       .95%       .98%       .99%       .95%(e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        3.89%(e)      3.67%      3.11%      3.31%      2.98%(e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 102%          137%       163%       227%       200%
----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          (.26%)(g)     5.78%      1.27%      6.93%      1.75%(g)
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.14% for the six months ended Nov. 30, 2005 and 1.10%, 1.05%, 1.06% and 1.58% for the periods ended May 31, 2005, 2004,
     2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
25 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                             2005(h)        2005       2004       2003       2002(b)
Net asset value, beginning of period                                    $5.12         $5.04      $5.20      $5.07      $5.01
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .08           .15        .12        .15        .03
Net gains (losses) (both realized and unrealized)                        (.11)          .09       (.09)       .16        .05
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.03)          .24        .03        .31        .08
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.08)         (.16)      (.12)      (.16)      (.02)
Tax return of capital                                                       -             -       (.01)         -          -
Distributions from realized gains                                           -             -       (.06)      (.02)         -
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.08)         (.16)      (.19)      (.18)      (.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $5.01         $5.12      $5.04      $5.20      $5.07
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 $  80         $  98      $ 129      $ 200      $  28
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     1.64%(e)      1.69%      1.74%      1.75%      1.74%(e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        3.13%(e)      2.90%      2.35%      2.49%      2.68%(e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 102%          137%       163%       227%       200%
----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          (.63%)(g)     4.78%       .52%      6.12%      1.76%(g)
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.90% for the six months ended Nov. 30, 2005 and 1.86%, 1.80%, 1.82% and 2.34% for the periods ended May 31, 2005, 2004,
     2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
26 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                             2005(h)        2005       2004       2003      2002(b)
Net asset value, beginning of period                                    $5.12         $5.04      $5.20      $5.07      $5.01
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .08           .15        .12        .15        .03
Net gains (losses) (both realized and unrealized)                        (.10)          .09       (.09)       .16        .05
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.02)          .24        .03        .31        .08
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.08)         (.16)      (.12)      (.16)      (.02)
Tax return of capital                                                       -             -       (.01)         -          -
Distributions from realized gains                                           -             -       (.06)      (.02)         -
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.08)         (.16)      (.19)      (.18)      (.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $5.02         $5.12      $5.04      $5.20      $5.07
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 $   9         $  11      $  15      $  22      $   5
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     1.64%(e)      1.70%      1.74%      1.75%      1.73%(e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        3.14%(e)      2.90%      2.36%      2.50%      2.60%(e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 102%          137%       163%       227%       200%
----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          (.43%)(g)     4.79%       .52%      6.12%      1.74%(g)
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.90% for the six months ended Nov. 30, 2005 and 1.85%, 1.80%, 1.82% and 2.34% for the periods ended May 31, 2005, 2004,
     2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                             2005(h)          2005          2004(b)
Net asset value, beginning of period                                    $5.11           $5.03         $5.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .11             .20           .05
Net gains (losses) (both realized and unrealized)                        (.10)            .09          (.11)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                          .01             .29          (.06)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.11)           (.21)         (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $5.01           $5.11         $5.03
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 $   -           $   -         $   -
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                          .59%(d),(e)     .62%(d)       .64%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        4.19%(e)        3.99%         3.39%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 102%            137%          163%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                           .09%(g)        5.92%        (1.38%)(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.68% for the six months ended Nov. 30, 2005 and 0.66% for the year ended May 31, 2005.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                             2005(h)        2005       2004       2003      2002(b)
Net asset value, beginning of period                                    $5.11         $5.03      $5.19      $5.06      $5.01
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .11           .20        .17        .19        .04
Net gains (losses) (both realized and unrealized)                        (.11)          .08       (.09)       .16        .04
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            -           .28        .08        .35        .08
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.10)         (.20)      (.17)      (.20)      (.03)
Tax return of capital                                                       -             -       (.01)         -          -
Distributions from realized gains                                           -             -       (.06)      (.02)         -
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.10)         (.20)      (.24)      (.22)      (.03)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $5.01         $5.11      $5.03      $5.19      $5.06
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 $  34         $   -      $   -      $   -      $   -
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                      .71%(e)       .77%       .81%       .80%       .78%(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        4.24%(e)      3.99%      3.29%      3.68%      2.95%(e)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 102%          137%       163%       227%       200%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                           .03%(g)      5.75%      1.45%      7.10%      1.80%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.97% for the six months ended Nov. 30, 2005 and 0.94%, 0.87%, 0.88% and 1.40% for the periods ended May 31, 2005, 2004,
     2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

                                                     BEGINNING          ENDING         EXPENSES
                                                   ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING     ANNUALIZED
                                                   JUNE 1, 2005     NOV. 30, 2005    THE PERIOD(a)   EXPENSE RATIO
Class A
  Actual(b)                                            $1,000         $  997.40         $4.46(c)          .89%
  Hypothetical (5% return before expenses)             $1,000         $1,020.61         $4.51(c)          .89%
Class B
  Actual(b)                                            $1,000         $  993.70         $8.20(c)         1.64%
  Hypothetical (5% return before expenses)             $1,000         $1,016.85         $8.29(c)         1.64%
Class C
  Actual(b)                                            $1,000         $  995.70         $8.20(c)         1.64%
  Hypothetical (5% return before expenses)             $1,000         $1,016.85         $8.29(c)         1.64%
Class I
  Actual(b)                                            $1,000         $1,000.90         $2.96(c)          .59%
  Hypothetical (5% return before expenses)             $1,000         $1,022.11         $2.99(c)          .59%
Class Y
  Actual(b)                                            $1,000         $1,000.30         $3.56(c)          .71%
  Hypothetical (5% return before expenses)             $1,000         $1,021.51         $3.60(c)          .71%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: -0.26% for Class A, -0.63% for Class B, -0.43% for Class C, +0.09% for Class I and +0.03% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.89% for Class A; 1.64% for Class B; 1.64% for Class C, 0.59% for Class I and 0.71% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the

--------------------------------------------------------------------------------
32 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

S-6256 E (1/06)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Government Income Series, Inc.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 31, 2006